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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 10, 1996



                    MEDICAL IMAGING CENTERS OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)




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
             CALIFORNIA                             0-12787                            95-3643045
           (State or other                        (Commission                       (I.R.S. Employer
            jurisdiction                         File Number)                      Identification No.)
          of incorporation)
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              9444 FARNHAM, SUITE 100, SAN DIEGO, CALIFORNIA 92123
                    (Address of principal executive offices)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 560-0110
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         This Current Report on Form 8-K is filed by Medical Imaging Centers of
America, Inc., a California corporation (the "Company"), in connection with the matters described herein.

ITEM 5 - OTHER EVENTS

                 On January 10, 1996, the Board of Directors of the Company (the "Board") approved certain amendments to the Rights Agreement, dated as of October 2, 1991, between the Company and Union Bank, San Diego, California. The Company incorporated the approved amendments to the Rights Agreement in a First Amendment to Rights Agreement dated as of January 23, 1996 between the Company and Harris Trust Company of California, which has replaced Union Bank as Rights Agent (the "Amendment").

                 The Board's decision to amend the Rights Agreement was prompted by the Board's finding, following a review of the Rights Agreement by counsel to the Company, that certain changes to the Rights Agreement, which among other things, provide greater flexibility for the Company under the Rights Agreement and take into consideration a one-for-five reverse stock split effected by the Company in October 1995, are desirable and in the best interests of the Company. Under the terms of the Rights Agreement, the Company's adoption of the Amendment did not require the approval of the holders of Right Certificates.

                 A copy of the Amendment is attached as Exhibit 4.1. A copy of the Resolution of the Board of Directors, dated as of January 10, 1996, authorizing the Chairman of the Board, the President or any Vice President of the Company to execute, on behalf of the Company, a First Amendment to Rights Agreement substantially in the form approved by the Board is attached as
Exhibit 4.2.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         4.1 First Amendment to Rights Agreement, dated as of January 23, 1996, between Medical Imaging Centers of America, Inc. and Harris Trust Company of California.

         4.2 Resolution of the Board of Directors of Medical Imaging Centers of America, Inc., dated as of January 10, 1996.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 1996                 Medical Imaging Centers of America, Inc.



                                        By:  /s/ Robert S. Muehlberg
                                           -----------------------------------
                                                 Name:   Robert S. Muehlberg
                                                 Title:  President and Chief
                                                         Executive Officer





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                                 Exhibit Index

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      Exhibit No.                                                                                Page
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
          4.1            First Amendment to Rights Agreement, dated as of January 23,
                         1996 between Medical Imaging Centers of America, Inc. and
                         Harris Trust Company of California

          4.2 Resolution of the Board of Directors of Medical Imaging Centers of America, Inc., dated as of January 10, 1996
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